UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 24, 2015

Aurios Inc.

(Exact name of registrant as specified in its charter)

000-53643

(Commission File Number)

Arizona	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

15941 N. 77th Street, Suite #4

Scottsdale, AZ 85260

(Address of principal executive offices)

602-818-2596

(Registrant’s telephone number, including area code)

Copies of all communications, including all communications sent to the agent for service, should be sent to:

Blair Krueger, Esq.

Krueger LLP

OTC Attorneys, LLC

4786 La Jolla Boulevard

La Jolla, California 92037

Telephone: (858) 405-7385

blair@OTCattorneys.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported on Form 8-K, Current Report, dated May 2, 2014, the Company entered into a Debt Payment and Stock Issuance Agreement with iPayMobil (the “May 2014 Agreement”). Pursuant to the May 2014 Agreement, the Company issued 919,500 shares of the Company’s Common Stock to iPayMobil in exchange for the indirect payments by iPayMobil in satisfaction of Company debts and liabilities amounting to $140,000. As part of the May 2014 Agreement, Mr. Paul Attaway, our former President, Chief Executive Officer, Chief Financial Officer, and Director, Mr. Ira Gaines, a holder of greater than 5% of the Company’s common stock, Chris Hoffman, Esq., a holder of greater than 5% of the Company’s common stock, and Mr. Timothy Louis, our former Secretary and Director, provided Mr. Andrew M. Ling and Mr. Gary F. Pryor, our current President, Chief Executive Officer, and Director and our current Chief Financial Officer and Director of the Company, an irrevocable proxy to vote their shares as they see fit. As a result, iPayMobil, its principals, control stockholders’, Messrs. Ling and Pryor, acquired voting control of the Company. The irrevocable proxies were limited to a term of one year from the date the May 2014 Agreement was entered into. The irrevocable proxies as of May 24, 2015 have been mutually extended until December 31, 2015 by all parties involved.

The May 2014 Agreement and irrevocable proxies described above were structured in this manner as Section 1004 of Title 10 of the Arizona Revised Statutes requires a majority vote of the issued and outstanding capital stock approval in order for the Company to amend its Articles of Incorporation. This amendment is required to create and issue the required number of shares of the Company’s capital stock, particularly its Common Stock, as contemplated in Proposal 1. Through the completion of the Merger announced on current report Form 8-K, dated March 5, 2015 we announced the pending acquisition of the operating business, thereby ceasing the Company’s status as a “shell company”.

A copy of the revised irrevocable proxies are attached as an exhibit. As of the date of this report the Company obtained the signatures from each proxy holder.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are or will be filed herewith:

Exhibit Number	Description

10-3	Amended Irrevocable Proxies Attached to Debt Payment and Stock Issuance Agreement dated as of May 2, 2014 by and among Aurios Inc., Paul Attaway, Ira J. Gaines, Christian Hoffman, III, and iPayMobil, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AURIOS, INC.

Dated: April 28, 2015	By:	/s/ Andrew M. Ling
Andrew M. Ling
President

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EXHIBIT INDEX

Exhibit Number	Description

10-3	Amended Irrevocable Proxies Attached to Debt Payment and Stock Issuance Agreement dated as of May 2, 2014 by and among Aurios Inc., Paul Attaway, Ira J. Gaines, Christian Hoffman, III, and iPayMobil, Inc.

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